EXHIBIT 20.1



                         MONTHLY SERVICER"S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1.  Capitalized  terms   used   in   this  Certificate  have  their  respective
meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.  TRS is, as of the date hereof, the Servicer under the Agreement.

3.  The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on March 15, 2001 and covers activity from January 26, 2001 through February 24, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of March, 2001.



                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By: /s/ Lawrence Belmonte
                                         -------------------------------
                                         Name:  Lawrence Belmonte
                                         Title: Vice President
                                                Business Results




I.  Monthly Period Trust Activity
----------------------------------------------------------------------------------------------------------------------------------

A. Trust Activity                                Trust Totals

Number of days in period                                   30
Beginning Principal Receivable Balance      13,546,483,982.53
Special Funding Account Balance                          0.00
Beginning Total Principal Balance           13,546,483,982.53

Finance Charge Collections (excluding          215,543,963.44
  Discount Option & Recoveries)
Discount Percentage                                      2.00%
Discount Option Receivables Collections          34,367,174.89
Premium Option Receivables Collections                    0.00
Recoveries                                       10,910,789.36
Total Collections of Finance Charge Rece        260,821,927.69
Total Collections of Principal Receivabl      1,683,991,569.65
Monthly Payment Rate                                  12.4312%
Defaulted amount                                 66,837,931.65
Annualized Default Rate                                6.0978%
Trust Portfolio Yield                                 17.4225%
New Principal Receivables                     1,540,302,578.39
Ending Principal Receivables Balance         13,335,957,059.62
Ending Required Minimum Principal Balanc     12,572,500,000.00
Ending Transferor Amount                      1,585,957,059.62
Ending Special Funding Account Balance                    0.00
Ending Total Principal Balance               13,335,957,059.62







B. Series Allocations                        Series 1996-1      Series 1997-1      Series 1998-1     Series 1999-1    Series 1999-2
---------------------                        -------------      -------------      -------------     -------------    -------------
Group Number                                             1                  1                  2                 1                1
Invested Amount                           1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   1,000,000,000.0   500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   1,000,000,000.0   500,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount            70,000,000.00      70,000,000.00      70,000,000.00     70,000,000.00    35,000,000.00
Series Allocation Percentage                         8.51%              8.51%              8.51%             8.51%            4.26%
Series Alloc. Finance Charge Collections     22,197,610.87      22,197,610.87      22,197,610.87     22,197,610.87    11,098,805.43
Series Allocable Recoveries                     928,577.82         928,577.82         928,577.82        928,577.82       464,288.91
Series Alloc. Principal Collections         143,318,431.46     143,318,431.46     143,318,431.46    143,318,431.46    71,659,215.73
Series Allocable Defaulted Amount             5,688,334.61       5,688,334.61       5,688,334.61      5,688,334.61     2,844,167.30


B. Series Allocations                        Series 1999-3      Series 1999-4      Series 1999-5    Series 1999-6     Series 2000-1
---------------------                        -------------      -------------      -------------    -------------     -------------

Group Number                                             2                  2                  2                 2                 1
Invested Amount                           1,000,000,000.00     500,000,000.00     500,000,000.00    500,000,000.00   500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00     500,000,000.00     500,000,000.00    500,000,000.00   500,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount            70,000,000.00      35,000,000.00      35,000,000.00     35,000,000.00    35,000,000.00
Series Allocation Percentage                         8.51%              4.26%              4.26%             4.26%            4.26%
Series Alloc. Finance Charge Collections     22,197,610.87      11,098,805.43      11,098,805.43     11,098,805.43    11,098,805.43
Series Allocable Recoveries                     928,577.82         464,288.91         464,288.91        464,288.91       464,288.91
Series Alloc. Principal Collections         143,318,431.46      71,659,215.73      71,659,215.73     71,659,215.73    71,659,215.73
Series Allocable Defaulted Amount             5,688,334.61       2,844,167.30       2,844,167.30      2,844,167.30     2,844,167.30


B. Series Allocations                        Series 2000-2      Series 2000-3      Series 2000-4     Series 2000-5    Series 2001-1
---------------------                        -------------      -------------      -------------     -------------    -------------

Group Number                                             2                  2                 2
Invested Amount                             500,000,000.00   1,000,000,000.00   1,212,122,000.00    787,878,000.00   750,000,000.00
Adjusted Invested Amount                    500,000,000.00   1 000,000,000.00   1,212,122,000.00    787,878,000.00   750,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount            35,000,000.00      70,000,000.00      84,848,540.00     55,151,460.00    52,500,000.00
Series Allocation Percentage                         4.26%              8.51%             10.32%             6.71%            6.38%
Series Alloc. Finance Charge Collections     11,098,805.43      22,197,610.87      26,906,212.48     17,489,009.25    16,648,208.15
Series Allocable Recoveries                     464,288.91         928,577.82       1,125,549.60       731,606.03       696,433.36
Series Alloc. Principal Collections          71,659,215.73     143,318,431.46     173,719,423.78    112,917,439.14   107,488,823.59
Series Allocable Defaulted Amount              2,844,167.30      5,688,334.61       6,894,955.52      4,481,713.69     4,266,250.96


B. Series Allocations                                                                                                   Trust Total
---------------------                                                                                                   -----------

Group Number
Invested Amount                                                                                                   11,750,000,000.00
Adjusted Invested Amount                                                                                          11,750,000,000.00
Principal Funding Account Balance                                                                                              0.00
Series Required Transferor Amount                                                                                    822,500,000.00
Series Allocation Percentage                                                                                                   100%
Series Alloc. Finance Charge Collections                                                                             260,821,927.69
Series Allocable Recoveries                                                                                           10,910,789.36
Series Alloc. Principal Collections                                                                                1,683,991,569.65
Series Allocable Defaulted Amount                                                                                     66,837,931.65







C. Group Allocations
--------------------

1. Group 1 Allocations                           Series 1996-1   Series 1997-1   Series 1999-1  Series 1999-2    Series 2000-1
----------------------                           -------------   -------------   -------------  -------------    -------------

Investor Finance Charge Collections              19,253,846.83   19,253,846.83   19,253,846.83   9,626,923.42     9,626,923.42

Investor Monthly Interest                         5,597,343.75    5,287,552.08    4,703,593.75   2,484,192.71     2,968,671.88
Investor Default Amount                           4,933,968.97    4,933,968.97    4,933,968.97   2,466,984.49     2,466,984.49
Investor Monthly Fees                             1,666,666.67    1,666,666.67    1,666,666.67     833,333.33       833,333.33
Investor Additional Amounts                               0.00            0.00            0.00           0.00             0.00
Total                                            12,197,979.39   11,888,187.72   11,304,229.39   5,784,510.53     6,268,989.69

Reallocated Investor Finance Charge Coll         19,253,846.83   19,253,846.83   19,253,846.83   9,626,923.42     9,626,923.42
Available Excess                                  7,055,867.44    7,365,659.11    7,949,617.44   3,842,412.89     3,357,933.72


1. Group 1 Allocations                                                                                           Group 1 Total
----------------------                                                                                           -------------

Investor Finance Charge Collections                                                                              77,015,387.32

Investor Monthly Interest                                                                                        21,041,354.17
Investor Default Amount                                                                                          19,735,875.89
Investor Monthly Fees                                                                                             6,666,666.67
Investor Additional Amounts                                                                                               0.00
Total                                                                                                            47,443,896.72

Reallocated Investor Finance Charge Collections                                                                  77,015,387.32
Available Excess                                                                                                 29,571,490.60


2. Group 2 Allocations                           Series 1998-1  Series 1999-3    Series 1999-4  Series 1999-5    Series 1999-6
----------------------                           -------------  -------------    -------------  -------------    -------------

Investor Finance Charge Collections              19,253,846.83   19,253,846.83    9,626,923.42   9,626,923.42     9,626,923.42

Investor Monthly Interest                         4,448,888.89    4,505,044.44    2,262,788.89   2,290,808.33     2,276,419.44
Investor Default Amount                           4,933,968.97    4,933,968.97    2,466,984.49   2,466,984.49     2,466,984.49
Investor Monthly Fees                             1,666,666.67    1,666,666.67      833,333.33     833,333.33       833,333.33
Investor Additional Amounts                               0.00            0.00            0.00           0.00             0.00
Total                                            11,049,524.53   11,105,680.08    5,563,106.71   5,591,126.15     5,576,737.26

Reallocated Investor Finance Charge Coll         19,253,846.83   19,253,846.83    9,626,923.42   9,626,923.42     9,626,923.42
Available Excess                                  8,204,322.30    8,148,166.75    4,063,816.71   4,035,797.26     4,050,186.15


2. Group 2 Allocations                           Series 2000-2   Series 2000-3   Series 2000-4  Series 2000-5    Series 2001-1
----------------------                           -------------   -------------   -------------  -------------    -------------

Investor Finance Charge Collections               9,626,923.42   19,253,846.83   23,338,011.33  15,169,682.33    14,440,385.12

Investor Monthly Interest                         2,262,701.39    4,514,805.56    6,312,548.67   3,551,386.08     2,416,916.67
Investor Default Amount                           2,466,984.49    4,933,968.97    5,980,572.34   3,887,365.61     3,700,476.73
Investor Monthly Fees                               833,333.33    1,666,666.67    2,020,203.33   1,313,130.00     1,250,000.00
Investor Additional Amounts                               0.00            0.00            0.00           0.00             0.00
Total                                             5,563,019.21   11,115,441.19   14,313,324.34   8,751,881.68     7,367,393.40

Reallocated Investor Finance Charge Coll          9,626,923.42   19,253,846.83   23,338,011.33  15,169,682.33    14,440,385.12
Investment Funding Accountn Proceeds                                                 53,883.68
Available Excess                                  4,063,904.21    8,138,405.64    9,078,570.67   6,417,800.65     7,072,991.73


2. Group 2 Allocations                                                                                           Group 2 Total
----------------------                                                                                           -------------

Investor Finance Charge Collections                                                                             149,217,312.94

Investor Monthly Interest                                                                                        34,842,308.35
Investor Default Amount                                                                                          38,238,259.53
Investor Monthly Fees                                                                                            12,916,666.67
Investor Additional Amounts                                                                                               0.00
Total                                                                                                            85,997,234.55

Reallocated Investor Finance Charge Collections                                                                 149,217,312.94
Investment Funding Accountn Proceeds                                                                                 53,883.68
Available Excess                                                                                                 63,273,962.06

D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                             198,777,093
61-90 Days Delinquent:                              99,483,931
90+ Days Delinquent:                               135,753,119
Total 30+ Days Delinquent:                         434,014,143




II. Series 1996-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series            Total  Investor            Transferors
A. Investor/Transferor Allocations                Allocations            Interest                 Interest
----------------------------------                -----------          --------------            -----------

Beginning Invested /Transferor Amount        1,152,892,253.83        1,000,000,000.00         152,892,253.83
Beginning Adjusted Invested Amount                        N/A        1,000,000,000.00                    N/A
Floating Allocation Percentage                            N/A                86.7384%               13.2616%
Principal Allocation Percentage                           N/A                86.7384%               13.2616%
Collections of Finance Chg. Receivables         22,197,610.87           19,253,846.83           2,943,764.04
Collections of Principal Receivables           143,318,431.46          124,312,077.72          19,006,353.74
Defaulted Amount                                 5,688,334.61            4,933,968.97             754,365.64

Ending Invested / Transferor Amounts         1,134,975,068.90        1,000,000,000.00         134,975,068.90


                                                                                                  Collateral
B. Monthly Period Funding Requirements                Class A                 Class B              Interest                  Total
--------------------------------------                -------                 -------             ---------                  -----

Principal Funding Account                                0.00                    0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                   0.00                  0.00
Reserve Draw Amount                                      0.00                    0.00                   0.00                  0.00
Available Reserve Account Amount                 4,325,000.00                    0.00                   0.00          4,325,000.00
Reserve Account Surplus                                  0.00                    0.00                   0.00                  0.00

Coupon  February 15, 2001 to March 14, 2               6.8000%                6.9500%               5.9688%
Monthly Interest Due                             4,901,666.67              347,500.00             348,177.08          5,597,343.75
Outstanding Monthly Interest Due                         0.00                    0.00                   0.00                  0.00
Additional Interest Due                                  0.00                    0.00                   0.00                  0.00
Total Interest Due                               4,901,666.67              347,500.00             348,177.08          5,597,343.75
Investor Default Amount                          4,267,883.16              296,038.14             370,047.67          4,933,968.97
Investor Monthly Fees Due                        1,441,666.67              100,000.00             125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                       10,611,216.49              743,538.14             843,224.76         12,197,979.39

Reallocated Investor Finance Charge Collections                                                                      19,253,846.83
Interest and Principal Funding Investment Proceeds                                                                            0.00
Reserve Account Proceeds                                                                                                  17.4225%
Series Adjusted Portfolio Yield                                                                                            9.4692%
Base Rate


                                                                                                 Collateral
C. Certificates - Balances and Distributions          Class A                 Class B             Interest                   Total
--------------------------------------------          -------                 -------            ----------                  -----

Beginning Certificates Balance                 865,000,000.00           60,000,000.00          75,000,000.00      1,000,000,000.00
Interest Distributions                           4,901,666.67              347,500.00             348,177.08          5,597,343.75
Principal Deposits - Prin. Funding Account               0.00                    0.00                   0.00                  0.00
Principal Distributions                                  0.00                    0.00                   0.00                  0.00
Total Distributions                              4,901,666.67              347,500.00             348,177.08          5,597,343.75
Ending Certificates Balance                    865,000,000.00           60,000,000.00         75,000,000.00       1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $5.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $5.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $5.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $5.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
     Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $348,177.08

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $348,177.08

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                         $16,654,577.51

          a.   Class A Monthly Interest:                    $4,901,666.67
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections): $4,267,883.16
          e.   Excess Spread:                               $7,485,027.68

     2.   Class B Available Funds:                          $1,155,230.81

          a.   Class B Monthly Interest:                      $347,500.00
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                                 $807,730.81

     3.   Collateral Available Funds:                       $1,444,038.51

          a.   Excess Spread:                               $1,444,038.51

     4.   Total Excess Spread:                              $9,736,797.00


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 1996-1 Allocable Principal
          Collections:                                    $143,318,431.46

     3.   Principal Allocation Percentage of
          Series 1996-1 Allocable Principal
          Collections:                                    $124,312,077.72

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                            $124,312,077.72

     6.   Shared Principal Collections from other
          Series allocated to Series 1996-1:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                       $4,933,968.97

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                         $129,246,046.69


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $75,000,000.00

     2.   Required Collateral Invested Amount              $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:        $129,246,046.69

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

     1.   Excess Spread:                                    $9,736,797.00
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $296,038.14

     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $348,177.08
     9.   Applied to unpaid Monthly Servicing Fee:          $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $370,047.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $7,055,867.44


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             9.4692%
          b.   Prior Monthly Period                               8.8919%
          c.   Second Prior Monthly Period                        8.4290%

     2.   Three Month Average Base Rate                           8.9300%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                       16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




II. Series 1997-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                    Series            Total  Investor            Transferors
A. Investor/Transferor Allocations                Allocations             Interest                 Interest
----------------------------------                -----------         ---------------            -----------

Beginning Invested /Transferor Amount        1,152,892,253.83        1,000,000,000.00         152,892,253.83
Beginning Adjusted Invested Amount                        N/A        1,000,000,000.00                    N/A
Floating Allocation Percentage                            N/A                86.7384%               13.2616%
Principal Allocation Percentage                           N/A                86.7384%               13.2616%
Collections of Finance Chg. Receivables         22,197,610.87           19,253,846.83           2,943,764.04
Collections of Principal Receivables           143,318,431.46          124,312,077.72          19,006,353.74
Defaulted Amount                                 5,688,334.61            4,933,968.97             754,365.64

Ending Invested / Transferor Amounts         1,134,975,068.90        1,000,000,000.00         134,975,068.90


                                                                                                  Collateral
B. Monthly Period Funding Requirements                Class A                 Class B              Interest                   Total
--------------------------------------                -------                 -------             ----------                  -----

Principal Funding Account                                0.00                    0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                   0.00                   0.00
Reserve Draw Amount                                      0.00                    0.00                   0.00                   0.00
Available Reserve Account Amount                         0.00                    0.00                   0.00                   0.00
Reserve Account Surplus                                  0.00                    0.00                   0.00                   0.00

Coupon  February 15, 2001 to March 14, 2001           6.4000%                 6.5500%                5.9437%
Monthly Interest Due                             4,613,333.33              327,500.00             348,177.08           5,287,552.08
Outstanding Monthly Interest Due                         0.00                    0.00                   0.00                   0.00
Additional Interest Due                                  0.00                    0.00                   0.00                   0.00
Total Interest Due                               4,613,333.33              327,500.00             346,718.75           5,287,552.08
Investor Default Amount                          4,267,883.16              296,038.14             370,047.67           4,933,968.97
Investor Monthly Fees Due                        1,441,666.67              100,000.00             125,000.00           1,666,666.67
Investor Additional Amounts Due
Total Due                                       10,322,883.16              723,538.14             841,766.42          11,888,187.72

Reallocated Investor Finance Charge Collections                                                                       19,253,846.83
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   9.0653%


                                                                                                  Collateral
C. Certificates - Balances and Distributions          Class A                 Class B              Interest                   Total
--------------------------------------------          -------                 -------             ----------                  -----

Beginning Certificates Balance                 865,000,000.00           60,000,000.00          75,000,000.00       1,000,000,000.00
Interest Distributions                           4,613,333.33              327,500.00             346,718.75           5,287,552.08
Principal Deposits - Prin. Funding Account               0.00                    0.00                   0.00                   0.00
Principal Distributions                                  0.00                    0.00                   0.00                   0.00
Total Distributions                              4,613,333.33              327,500.00             346,718.75           5,287,552.08
Ending Certificates Balance                    865,000,000.00           60,000,000.00          75,000,000.00       1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $5.33

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $5.33

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $5.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $5.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
     Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                  $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $346,718.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $346,718.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                         $16,654,577.51

          a.   Class A Monthly Interest:                    $4,613,333.33
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):  $4,267,883.16
          e.   Excess Spread:                               $7,773,361.01

     2.   Class B Available Funds:                          $1,155,230.81

          a.   Class B Monthly Interest:                      $327,500.00
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                                 $827,730.81

     3.   Collateral Available Funds:                       $1,444,038.51

          a.   Excess Spread:                               $1,444,038.51

     4.   Total Excess Spread:                             $10,045,130.34


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 1997-1 Allocable Principal
          Collections:                                    $143,318,431.46

     3.   Principal Allocation Percentage of
          Series 1997-1 Allocable Principal
          Collections:                                    $124,312,077.72

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00


     5.   Item 3 minus item 4:                            $124,312,077.72

     6.   Shared Principal Collections from other
          Series allocated to Series 1997-1:                         N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $4,933,968.97

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                         $129,246,046.69


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $75,000,000.00

     2.   Required Collateral Invested Amount              $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:        $129,246,046.69

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

     1.   Excess Spread:                                   $10,045,130.34
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $296,038.14

     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $346,718.75
     9.   Applied to unpaid Monthly Servicing Fee:          $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $370,047.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $7,365,659.11


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             9.0653%
          b.   Prior Monthly Period                               8.5148%
          c.   Second Prior Monthly Period                        8.0754%

     2.   Three Month Average Base Rate                           8.5519%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                      16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series            Total  Investor            Transferors
A. Investor/Transferor Allocations                Allocations              Interest               Interest
----------------------------------                -----------         ---------------            -----------

Beginning Invested /Transferor Amount        1,152,892,253.83        1,000,000,000.00         152,892,253.83
Beginning Adjusted Invested Amount                        N/A        1,000,000,000.00                    N/A
Floating Allocation Percentage                            N/A                86.7384%               13.2616%
Principal Allocation Percentage                           N/A                86.7384%               13.2616%
Collections of Finance Chg. Receivables         22,197,610.87           19,253,846.83           2,943,764.04
Collections of Principal Receivables           143,318,431.46          124,312,077.72          19,006,353.74
Defaulted Amount                                 5,688,334.61            4,933,968.97             754,365.64

Ending Invested / Transferor Amounts         1,134,975,068.90        1,000,000,000.00         134,975,068.90


                                                                                                  Collateral
B. Monthly Period Funding Requirements                Class A                 Class B              Interest                   Total
--------------------------------------                -------                 -------             ----------                  -----

Principal Funding Account                                0.00                    0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                   0.00                   0.00
Reserve Draw Amount                                      0.00                    0.00                   0.00                   0.00
Available Reserve Account Amount                         0.00                    0.00                   0.00                   0.00
Reserve Account Surplus                                  0.00                    0.00                   0.00                   0.00

Coupon  February 15, 2001 to March 14, 2001           5.6587%                 5.8187%               6.1687%
Monthly Interest Due                             3,631,031.25              362,055.56             455,802.08           4,448,888.89
Outstanding Monthly Interest Due                         0.00                    0.00                   0.00                   0.00
Additional Interest Due                                  0.00                    0.00                   0.00                   0.00
Total Interest Due                               3,631,031.25              362,055.56             455,802.08           4,448,888.89
Investor Default Amount                          4,070,524.40              394,717.52             468,727.05           4,933,968.97
Investor Monthly Fees Due                        1,375,000.00              133,333.33             158,333.33           1,666,666.67
Investor Additional Amounts Due
Total Due                                        9,076,555.65              890,106.41           1,082,862.47          11,049,524.53

Reallocated Investor Finance Charge Collections                                                                       19,253,846.83
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   7.9721%


                                                                                                  Collateral
C. Certificates - Balances and Distributions          Class A                 Class B              Interest                   Total
--------------------------------------------          -------                 -------             ----------                  -----

Beginning Certificates Balance                 825,000,000.00           80,000,000.00          95,000,000.00       1,000,000,000.00
Interest Distributions                           3,631,031.25              362,055.56             455,802.08           4,448,888.89
Principal Deposits - Prin. Funding Account               0.00                    0.00                   0.00                   0.00
Principal Distributions                                  0.00                    0.00                   0.00                   0.00
Total Distributions                              3,631,031.25              362,055.56             455,802.08           4,448,888.89
Ending Certificates Balance                    825,000,000.00           80,000,000.00          95,000,000.00       1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $4.40

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $4.40

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $4.53

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $4.53

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                               $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $455,802.08

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $455,802.08

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                         $15,884,423.64

          a.   Class A Monthly Interest:                    $3,631,031.25
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections): $4,070,524.40
          e.   Excess Spread:                               $8,182,867.98

     2.   Class B Available Funds:                          $1,540,307.75

          a.   Class B Monthly Interest:                      $362,055.56
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                               $1,178,252.19

     3.   Collateral Available Funds:                       $1,829,115.45

          a.   Excess Spread:                               $1,829,115.45

     4.   Total Excess Spread:                             $11,190,235.62


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 1998-1 Allocable Principal
          Collections:                                    $143,318,431.46

     3.   Principal Allocation Percentage of
          Series 1998-1 Allocable Principal
          Collections:                                    $124,312,077.72

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                            $124,312,077.72

     6.   Shared Principal Collections from other
          Series allocated to Series 1998-1:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $4,933,968.97

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                         $129,246,046.69


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $95,000,000.00

     2.   Required Collateral Invested Amount              $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:        $129,246,046.69

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

     1.   Excess Spread:                                   $11,190,235.62
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00


     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
   5.     Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $394,717.52
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $455,802.08
     9.   Applied to unpaid Monthly Servicing Fee:          $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $468,727.05
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $8,204,322.30


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             7.9721%
          b.   Prior Monthly Period                               8.1434%
          c.   Second Prior Monthly Period                        8.8576%

     2.   Three Month Average Base Rate                           8.3244%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                       16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series            Total  Investor            Transferors
A. Investor/Transferor Allocations                Allocations            Interest                  Interest
----------------------------------                -----------         ---------------            -----------

Beginning Invested /Transferor Amount        1,152,892,253.83        1,000,000,000.00         152,892,253.83
Beginning Adjusted Invested Amount                        N/A        1,000,000,000.00                    N/A
Floating Allocation Percentage                            N/A                86.7384%               13.2616%
Principal Allocation Percentage                           N/A                86.7384%               13.2616%
Collections of Finance Chg. Receivables         22,197,610.87           19,253,846.83           2,943,764.04
Collections of Principal Receivables           143,318,431.46          124,312,077.72          19,006,353.74
Defaulted Amount                                 5,688,334.61            4,933,968.97             754,365.64

Ending Invested / Transferor Amounts         1,134,975,068.90        1,000,000,000.00         134,975,068.90


                                                                                                  Collateral
B. Monthly Period Funding Requirements                Class A                 Class B              Interest                   Total
--------------------------------------                -------                 -------             ----------                  -----

Principal Funding Account                                0.00                    0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                   0.00                   0.00
Reserve Draw Amount                                      0.00                    0.00                   0.00                   0.00
Available Reserve Account Amount                         0.00                    0.00                   0.00                   0.00
Reserve Account Surplus                                  0.00                    0.00                   0.00                   0.00

Coupon  February 15, 2001 to March 14, 2001            5.6000%                5.8500%                6.4187%
Monthly Interest Due                             4,036,666.67              292,500.00             374,427.08           4,703,593.75
Outstanding Monthly Interest Due                         0.00                    0.00                   0.00                   0.00
Additional Interest Due                                  0.00                    0.00                   0.00                   0.00
Total Interest Due                               4,036,666.67              292,500.00             374,427.08           4,703,593.75
Investor Default Amount                          4,267,883.16              296,038.14             370,047.67           4,933,968.97
Investor Monthly Fees Due                        1,441,666.67              100,000.00             125,000.00           1,666,666.67
Investor Additional Amounts Due
Total Due                                        9,746,216.49              688,538.14             869,474.76          11,304,229.39

Reallocated Investor Finance Charge Collections                                                                       19,253,846.83
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   8.3041%


                                                                                                  Collateral
C. Certificates - Balances and Distributions          Class A                 Class B              Interest                   Total
--------------------------------------------          -------                 -------             ----------                  -----

Beginning Certificates Balance                 865,000,000.00           60,000,000.00          75,000,000.00       1,000,000,000.00
Interest Distributions                           4,036,666.67              292,500.00             374,427.08           4,703,593.75
Principal Deposits - Prin. Funding Account               0.00                    0.00                   0.00                   0.00
Principal Distributions                                  0.00                    0.00                   0.00                   0.00
Total Distributions                              4,036,666.67              292,500.00             374,427.08           4,703,593.75
Ending Certificates Balance                    865,000,000.00           60,000,000.00          75,000,000.00       1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $4.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $4.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $4.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $4.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                               $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $374,427.08

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $374,427.08

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                         $16,654,577.51

          a.   Class A Monthly Interest:                    $4,036,666.67
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):  $4,267,883.16
          e.   Excess Spread:                               $8,350,027.68

     2.   Class B Available Funds:                          $1,155,230.81

          a.   Class B Monthly Interest:                      $292,500.00
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                                 $862,730.81

     3.   Collateral Available Funds:                       $1,444,038.51

          a.   Excess Spread:                               $1,444,038.51

     4.   Total Excess Spread:                             $10,656,797.00


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 1999-1 Allocable Principal
          Collections:                                    $143,318,431.46

     3.   Principal Allocation Percentage of
          Series 1999-1 Allocable Principal
          Collections:                                     $124,312,077.72

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00


     5.   Item 3 minus item 4:                            $124,312,077.72

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-1:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $4,933,968.97

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                         $129,246,046.69


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $75,000,000.00

     2.   Required Collateral Invested Amount              $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:        $129,246,046.69

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

     1.   Excess Spread:                                   $10,656,797.00
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $296,038.14

     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $374,427.08
     9.   Applied to unpaid Monthly Servicing Fee:          $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $370,047.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $7,949,617.44


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             8.3041%
          b.   Prior Monthly Period                               7.8067%
          c.   Second Prior Monthly Period                        7.4139%

     2.   Three Month Average Base Rate                           7.8416%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                       16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




II. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series            Total  Investor            Transferors
A. Investor/Transferor Allocations                Allocations             Interest                Interest
----------------------------------                -----------         ---------------            -----------

Beginning Invested /Transferor Amount          576,446,126.92          500,000,000.00         76,446,126.92
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                   N/A
Floating Allocation Percentage                            N/A                86.7384%              13.2616%
Principal Allocation Percentage                           N/A                86.7384%              13.2616%
Collections of Finance Chg. Receivables         11,098,805.43            9,626,923.42          1,471,882.02
Collections of Principal Receivables            71,659,215.73           62,156,038.86          9,503,176.87
Defaulted Amount                                 2,844,167.30            2,466,984.49            377,182.82

Ending Invested / Transferor Amounts           567,487,534.45          500,000,000.00         67,487,534.45


                                                                                                  Collateral
B. Monthly Period Funding Requirements                Class A                 Class B              Interest                   Total
--------------------------------------                -------                 -------             ----------                  ------

Principal Funding Account                                0.00                    0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                   0.00                   0.00
Reserve Draw Amount                                      0.00                    0.00                   0.00                   0.00
Available Reserve Account Amount                         0.00                    0.00                   0.00                   0.00
Reserve Account Surplus                                  0.00                    0.00                   0.00                   0.00

Coupon  February 15, 2001 to March 14, 2001           5.9500%                 6.1000%                6.4187%
Monthly Interest Due                             2,144,479.17              152,500.00             187,213.54           2,484,192.71
Outstanding Monthly Interest Due                         0.00                    0.00                   0.00                   0.00
Additional Interest Due                                  0.00                    0.00                   0.00                   0.00
Total Interest Due                               2,144,479.17              152,500.00             187,213.54           2,484,192.71
Investor Default Amount                          2,133,941.58              148,019.07             185,023.84           2,466,984.49
Investor Monthly Fees Due                          720,833.33               50,000.00              62,500.00             833,333.33
Investor Additional Amounts Due
Total Due                                        4,999,254.08              350,519.07             434,737.38           5,784,510.53

Reallocated Investor Finance Charge Collections                                                                        9,626,923.42
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   8.6493%


                                                                                                  Collateral
C. Certificates - Balances and Distributions          Class A                 Class B              Interest                   Total
--------------------------------------------          -------                 -------             ----------                  -----

Beginning Certificates Balance                 432,500,000.00           30,000,000.00          37,500,000.00         500,000,000.00
Interest Distributions                           2,144,479.17              152,500.00             187,213.54           2,484,192.71
Principal Deposits - Prin. Funding Account               0.00                    0.00                   0.00                   0.00
Principal Distributions                                  0.00                    0.00                   0.00                   0.00
Total Distributions                              2,144,479.17              152,500.00             187,213.54           2,484,192.71
Ending Certificates Balance                    432,500,000.00           30,000,000.00   3       7,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $4.96

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $4.96

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $5.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $5.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                               $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $187,213.54

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $187,213.54

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                          $8,327,288.75

          a.   Class A Monthly Interest:                    $2,144,479.17
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):  $2,133,941.58
          e.   Excess Spread:                               $4,048,868.01

     2.   Class B Available Funds:                            $577,615.40

          a.   Class B Monthly Interest:                      $152,500.00
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                                 $425,115.40

     3.   Collateral Available Funds:                         $722,019.26

          a.   Excess Spread:                                $722,019.26

     4.   Total Excess Spread:                             $5,196,002.67


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 1999-2 Allocable Principal
          Collections:                                     $71,659,215.73

     3.   Principal Allocation Percentage of
          Series 1999-2 Allocable Principal
          Collections:                                     $62,156,038.86

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                             $62,156,038.86

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-2:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $2,466,984.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                          $64,623,023.35


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $37,500,000.00

     2.   Required Collateral Invested Amount              $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:         $64,623,023.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

     1.   Excess Spread:                                    $5,196,002.67
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $148,019.07
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $187,213.54
     9.   Applied to unpaid Monthly Servicing Fee:            $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $185,023.84
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $3,842,412.89

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             8.6493%
          b.   Prior Monthly Period                               8.1289%
          c.   Second Prior Monthly Period                        7.7159%

     2.   Three Month Average Base Rate                           8.1647%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                       16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




II. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                     Series           Total  Investor            Transferors
A. Investor/Transferor Allocations                Allocations            Interest                 Interest
----------------------------------                -----------         ---------------            -----------

Beginning Invested /Transferor Amount        1,152,892,253.83        1,000,000,000.00         152,892,253.83
Beginning Adjusted Invested Amount                        N/A        1,000,000,000.00                    N/A
Floating Allocation Percentage                            N/A                86.7384%               13.2616%
Principal Allocation Percentage                           N/A                86.7384%               13.2616%
Collections of Finance Chg. Receivables         22,197,610.87           19,253,846.83           2,943,764.04
Collections of Principal Receivables           143,318,431.46          124,312,077.72          19,006,353.74
Defaulted Amount                                 5,688,334.61            4,933,968.97             754,365.64

Ending Invested / Transferor Amounts         1,134,975,068.90        1,000,000,000.00         134,975,068.90


                                                                                                  Collateral
B. Monthly Period Funding Requirements                Class A                 Class B              Interest                   Total
--------------------------------------                -------                 -------             ----------                  -----

Principal Funding Account                                0.00                    0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                   0.00                   0.00
Reserve Draw Amount                                      0.00                    0.00                   0.00                   0.00
Available Reserve Account Amount                         0.00                    0.00                   0.00                   0.00
Reserve Account Surplus                                  0.00                    0.00                   0.00                   0.00

Coupon  February 15, 2001 to March 14, 2001           5.7087%                 5.9087%               6.4187%
Monthly Interest Due                             3,663,114.58              367,655.56             474,274.31           4,505,044.44
Outstanding Monthly Interest Due                         0.00                    0.00                   0.00                   0.00
Additional Interest Due                                  0.00                    0.00                   0.00                   0.00
Total Interest Due                               3,663,114.58              367,655.56             474,274.31           4,505,044.44
Investor Default Amount                          4,070,524.40              394,717.52             468,727.05           4,933,968.97
Investor Monthly Fees Due                        1,375,000.00              133,333.33             158,333.33           1,666,666.67
Investor Additional Amounts Due
Total Due                                        9,108,638.99              895,706.41           1,101,334.69          11,105,680.08

Reallocated Investor Finance Charge Collections                                                                       19,253,846.83
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   8.0453%


                                                                                                  Collateral
C. Certificates - Balances and Distributions          Class A                 Class B              Interest                   Total
--------------------------------------------          -------                 -------             ----------                  -----

Beginning Certificates Balance                 825,000,000.00           80,000,000.00          95,000,000.00       1,000,000,000.00
Interest Distributions                           3,663,114.58              367,655.56             474,274.31           4,505,044.44
Principal Deposits - Prin. Funding Account               0.00                    0.00                   0.00                   0.00
Principal Distributions                                  0.00                    0.00                   0.00                   0.00
Total Distributions                              3,663,114.58              367,655.56             474,274.31           4,505,044.44
Ending Certificates Balance                    825,000,000.00           80,000,000.00          95,000,000.00       1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $4.44

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $4.44

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $4.60

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $4.60

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
     Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $474,274.31

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $474,274.31

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                         $15,884,423.64

          a.   Class A Monthly Interest:                    $3,663,114.58
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):$4,070,524.40
          e.   Excess Spread:                               $8,150,784.65

     2.   Class B Available Funds:                          $1,540,307.75

          a.   Class B Monthly Interest:                      $367,655.56
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                               $1,172,652.19

     3.   Collateral Available Funds:                       $1,829,115.45

          a.   Excess Spread:                               $1,829,115.45

     4.   Total Excess Spread:                             $11,152,552.29


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 1999-3 Allocable Principal
          Collections:                                    $143,318,431.46

     3.   Principal Allocation Percentage of
          Series 1999-3 Allocable Principal
          Collections:                                    $124,312,077.72

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                            $124,312,077.72

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-3:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $4,933,968.97

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                         $129,246,046.69


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $95,000,000.00

     2.   Required Collateral Invested Amount              $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:       $129,246,046.69

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

     1.   Excess Spread:                                   $11,152,552.29
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $394,717.52
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $474,274.31
     9.   Applied to unpaid Monthly Servicing Fee:          $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $468,727.05
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $8,148,166.75


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             8.0453%
          b.   Prior Monthly Period                               8.2166%
          c.   Second Prior Monthly Period                        8.9308%

     2.   Three Month Average Base Rate                           8.3976%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                       16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




II. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                     Series           Total  Investor            Transferors
A. Investor/Transferor Allocations                Allocations            Interest                  Interest
----------------------------------                -----------         ---------------            -----------

Beginning Invested /Transferor Amount          576,446,126.92          500,000,000.00          76,446,126.92
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                    N/A
Floating Allocation Percentage                            N/A                86.7384%               13.2616%
Principal Allocation Percentage                           N/A                86.7384%               13.2616%
Collections of Finance Chg. Receivables         11,098,805.43            9,626,923.42           1,471,882.02
Collections of Principal Receivables            71,659,215.73           62,156,038.86           9,503,176.87
Defaulted Amount                                 2,844,167.30            2,466,984.49             377,182.82

Ending Invested / Transferor Amounts           567,487,534.45          500,000,000.00          67,487,534.45


                                                                                                  Collateral
B. Monthly Period Funding Requirements                Class A                 Class B              Interest                   Total
--------------------------------------                -------                 -------             ----------                  -----

Principal Funding Account                                0.00                    0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                   0.00                   0.00
Reserve Draw Amount                                      0.00                    0.00                   0.00                   0.00
Available Reserve Account Amount                         0.00                    0.00                   0.00                   0.00
Reserve Account Surplus                                  0.00                    0.00                   0.00                   0.00

Coupon  February 15, 2001 to March 14, 2001           5.7387%                 5.9887%                6.3687%
Monthly Interest Due                             1,841,182.29              186,316.67             235,289.93           2,262,788.89
Outstanding Monthly Interest Due                         0.00                    0.00                   0.00                   0.00
Additional Interest Due                                  0.00                    0.00                   0.00                   0.00
Total Interest Due                               1,841,182.29              186,316.67             235,289.93           2,262,788.89
Investor Default Amount                          2,035,262.20              197,358.76             234,363.53           2,466,984.49
Investor Monthly Fees Due                          687,500.00               66,666.67              79,166.67             833,333.33
Investor Additional Amounts Due
Total Due                                        4,563,944.49              450,342.09             548,820.12           5,563,106.71

Reallocated Investor Finance Charge Collections                                                                        9,626,923.42
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   8.0720%


                                                                                                  Collateral
C. Certificates - Balances and Distributions          Class A                 Class B              Interest                   Total
--------------------------------------------          -------                 -------             ----------                  -----

Beginning Certificates Balance                 412,500,000.00           40,000,000.00          47,500,000.00         500,000,000.00
Interest Distributions                           1,841,182.29              186,316.67             235,289.93           2,262,788.89
Principal Deposits - Prin. Funding Account               0.00                    0.00                   0.00                   0.00
Principal Distributions                                  0.00                    0.00                   0.00                   0.00
Total Distributions                              1,841,182.29              186,316.67             235,289.93           2,262,788.89
Ending Certificates Balance                    412,500,000.00           40,000,000.00          47,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $4.46

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $4.46

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $4.66

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $4.66

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                               $0.00

     2. The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $235,289.93

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $235,289.93

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                          $7,942,211.82

          a.   Class A Monthly Interest:                    $1,841,182.29
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):  $2,035,262.20
          e.   Excess Spread:                               $4,065,767.32

     2.   Class B Available Funds:                            $770,153.87

          a.   Class B Monthly Interest:                      $186,316.67
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                                 $583,837.21

     3.   Collateral Available Funds:                         $914,557.72

          a.   Excess Spread:                                 $914,557.72

     4.   Total Excess Spread:                              $5,564,162.26


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 1999-4 Allocable Principal
          Collections:                                     $71,659,215.73

     3.   Principal Allocation Percentage of
          Series 1999-4 Allocable Principal
          Collections:                                     $62,156,038.86

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                             $62,156,038.86

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-4:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $2,466,984.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                          $64,623,023.35


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $47,500,000.00

     2.   Required Collateral Invested Amount              $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:         $64,623,023.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

     1.   Excess Spread:                                    $5,564,162.26
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $197,358.76
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $235,289.93
     9.   Applied to unpaid Monthly Servicing Fee:            $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $234,363.53
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $4,063,816.71


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             8.0720%
          b.   Prior Monthly Period                               8.2434%
          c.   Second Prior Monthly Period                        8.9576%

     2.   Three Month Average Base Rate                           8.4243%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                       16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




II. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                     Series           Total  Investor            Transferors
A. Investor/Transferor Allocations                Allocations             Interest                 Interest
----------------------------------                -----------         ---------------            -----------

Beginning Invested /Transferor Amount          576,446,126.92          500,000,000.00         76,446,126.92
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                   N/A
Floating Allocation Percentage                            N/A                86.7384%              13.2616%
Principal Allocation Percentage                           N/A                86.7384%              13.2616%
Collections of Finance Chg. Receivables         11,098,805.43            9,626,923.42          1,471,882.02
Collections of Principal Receivables            71,659,215.73           62,156,038.86          9,503,176.87
Defaulted Amount                                 2,844,167.30            2,466,984.49            377,182.82

Ending Invested / Transferor Amounts           567,487,534.45          500,000,000.00         67,487,534.45


                                                                                                  Collateral
B. Monthly Period Funding Requirements                Class A                 Class B              Interest                   Total
--------------------------------------                -------                 -------             ----------                  -----

Principal Funding Account                                0.00                    0.00                   0.00                   0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                   0.00                   0.00
Reserve Draw Amount                                      0.00                    0.00                   0.00                   0.00
Available Reserve Account Amount                         0.00                    0.00                   0.00                   0.00
Reserve Account Surplus                                  0.00                    0.00                   0.00                   0.00

Coupon  February 15, 2001 to March 14, 2001           5.8087%                 6.0488%                6.4688%
Monthly Interest Due                             1,863,640.63              188,183.33             238,984.38           2,290,808.33
Outstanding Monthly Interest Due                         0.00                    0.00                   0.00                   0.00
Additional Interest Due                                  0.00                    0.00                   0.00                   0.00
Total Interest Due                               1,863,640.63              188,183.33             238,984.38           2,290,808.33
Investor Default Amount                          2,035,262.20              197,358.76             234,363.53           2,466,984.49
Investor Monthly Fees Due                          687,500.00               66,666.67              79,166.67             833,333.33
Investor Additional Amounts Due
Total Due                                        4,586,402.83              452,208.76             552,514.57           5,591,126.15

Reallocated Investor Finance Charge Collections                                                                        9,626,923.42
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   8.1451%


                                                                                                  Collateral
C. Certificates - Balances and Distributions          Class A                 Class B              Interest                   Total
--------------------------------------------          -------                 -------             ----------                  -----

Beginning Certificates Balance                 412,500,000.00           40,000,000.00          47,500,000.00         500,000,000.00
Interest Distributions                           1,863,640.63              188,183.33             238,984.38           2,290,808.33
Principal Deposits - Prin. Funding Account               0.00                    0.00                   0.00                   0.00
Principal Distributions                                  0.00                    0.00                   0.00                   0.00
Total Distributions                              1,863,640.63              188,183.33             238,984.38           2,290,808.33
Ending Certificates Balance                    412,500,000.00           40,000,000.00          47,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $4.52

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $4.52

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $4.70

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $4.70

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                               $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                    $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $238,984.37

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $238,984.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                          $7,942,211.82

          a.   Class A Monthly Interest:                    $1,863,640.63
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):  $2,035,262.20
          e.   Excess Spread:                               $4,043,308.99

     2.   Class B Available Funds:                            $770,153.87

          a.   Class B Monthly Interest:                      $188,183.33
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                                 $581,970.54

     3.   Collateral Available Funds:                         $914,557.72

          a.   Excess Spread:                                 $914,557.72

     4.   Total Excess Spread:                              $5,539,837.26


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 1999-5 Allocable Principal
          Collections:                                     $71,659,215.73

     3.   Principal Allocation Percentage of
          Series 1999-5 Allocable Principal
          Collections:                                     $62,156,038.86

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                             $62,156,038.86

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-5:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $2,466,984.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                          $64,623,023.35


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $47,500,000.00

     2.   Required Collateral Invested Amount              $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:         $64,623,023.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

     1.   Excess Spread:                                    $5,539,837.26
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $197,358.76
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $238,984.38
     9.   Applied to unpaid Monthly Servicing Fee:            $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $234,363.53
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $4,035,797.26


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             8.1451%
          b.   Prior Monthly Period                               8.3165%
          c.   Second Prior Monthly Period                        9.0306%

     2.   Three Month Average Base Rate                           8.4974%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                       16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




II. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                     Series           Total  Investor           Transferors
A. Investor/Transferor Allocations                Allocations            Interest                 Interest
----------------------------------                -----------         ---------------           -----------

Beginning Invested /Transferor Amount          576,446,126.92          500,000,000.00        76,446,126.92
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                  N/A
Floating Allocation Percentage                            N/A                86.7384%             13.2616%
Principal Allocation Percentage                           N/A                86.7384%             13.2616%
Collections of Finance Chg. Receivables         11,098,805.43            9,626,923.42         1,471,882.02
Collections of Principal Receivables            71,659,215.73           62,156,038.86         9,503,176.87
Defaulted Amount                                 2,844,167.30            2,466,984.49           377,182.82

Ending Invested / Transferor Amounts           567,487,534.45          500,000,000.00        67,487,534.45


                                                                                                 Collateral
B. Monthly Period Funding Requirements                Class A                 Class B             Interest                    Total
--------------------------------------                -------                 -------            ----------                   -----

Principal Funding Account                                0.00                    0.00                  0.00                    0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                  0.00                    0.00
Reserve Draw Amount                                      0.00                    0.00                  0.00                    0.00
Available Reserve Account Amount                         0.00                    0.00                  0.00                    0.00
Reserve Account Surplus                                  0.00                    0.00                  0.00                    0.00

Coupon  February 15, 2001 to March 14, 2001           5.7687%                 5.9987%               6.4688%
Monthly Interest Due                             1,850,807.29              186,627.78            238,984.38            2,276,419.44
Outstanding Monthly Interest Due                         0.00                    0.00                  0.00                    0.00
Additional Interest Due                                  0.00                    0.00                  0.00                    0.00
Total Interest Due                               1,850,807.29              186,627.78            238,984.38            2,276,419.44
Investor Default Amount                          2,035,262.20              197,358.76            234,363.53            2,466,984.49
Investor Monthly Fees Due                          687,500.00               66,666.67             79,166.67              833,333.33
Investor Additional Amounts Due
Total Due                                        4,573,569.49              450,653.20            552,514.57            5,576,737.26

Reallocated Investor Finance Charge Collections                                                                        9,626,923.42
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   8.1076%


                                                                                                 Collateral
C. Certificates - Balances and Distributions          Class A                 Class B             Interest                    Total
--------------------------------------------          -------                 -------            ----------                   -----

Beginning Certificates Balance                 412,500,000.00           40,000,000.00         47,500,000.00          500,000,000.00
Interest Distributions                           1,850,807.29              186,627.78            238,984.38            2,276,419.44
Principal Deposits - Prin. Funding Account               0.00                    0.00                  0.00                    0.00
Principal Distributions                                  0.00                    0.00                  0.00                    0.00
Total Distributions                              1,850,807.29              186,627.78            238,984.38            2,276,419.44
Ending Certificates Balance                    412,500,000.00           40,000,000.00         47,500,000.00          500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $4.49

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $4.49

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $4.67

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $4.67

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
     Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $238,984.37

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $238,984.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                          $7,942,211.82

          a.   Class A Monthly Interest:                    $1,850,807.29
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):  $2,035,262.20
          e.   Excess Spread:                               $4,056,142.32

     2.   Class B Available Funds:                            $770,153.87

          a.   Class B Monthly Interest:                      $186,627.78
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                                 $583,526.10

     3.   Collateral Available Funds:                         $914,557.72

          a.   Excess Spread:                                 $914,557.72

     4.   Total Excess Spread:                              $5,554,226.14


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 1999-6 Allocable Principal
          Collections:                                     $71,659,215.73

     3.   Principal Allocation Percentage of
          Series 1999-6 Allocable Principal
          Collections:                                     $62,156,038.86

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                             $62,156,038.86

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-6:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $2,466,984.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                          $64,623,023.35


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $47,500,000.00

     2.   Required Collateral Invested Amount              $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:         $64,623,023.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

     1.   Excess Spread:                                    $5,554,226.14
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $197,358.76
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $238,984.38
     9.   Applied to unpaid Monthly Servicing Fee:            $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $234,363.53
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $4,050,186.15


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             8.1076%
          b.   Prior Monthly Period                               8.2789%
          c.   Second Prior Monthly Period                        8.9931%

     2.   Three Month Average Base Rate                           8.4599%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                       16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




II. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                     Series           Total  Investor          Transferors
A. Investor/Transferor Allocations                Allocations             Interest              Interest
----------------------------------                -----------         ---------------          -----------

Beginning Invested /Transferor Amount          576,446,126.92          500,000,000.00        76,446,126.92
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                  N/A
Floating Allocation Percentage                            N/A                86.7384%             13.2616%
Principal Allocation Percentage                           N/A                86.7384%             13.2616%
Collections of Finance Chg. Receivables         11,098,805.43            9,626,923.42         1,471,882.02
Collections of Principal Receivables            71,659,215.73           62,156,038.86         9,503,176.87
Defaulted Amount                                 2,844,167.30            2,466,984.49           377,182.82

Ending Invested / Transferor Amounts           567,487,534.45          500,000,000.00        67,487,534.45


                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                     Total
--------------------------------------                -------                 -------           ----------                    -----

Principal Funding Account                                0.00                    0.00                 0.00                     0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                     0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                     0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                     0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                     0.00

Coupon  February 15, 2001 to March 14, 2001           7.2000%                 7.4000%             6.4688%
Monthly Interest Due                             2,595,000.00              185,000.00           188,671.88             2,968,671.88
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                     0.00
Additional Interest Due                                  0.00                    0.00                 0.00                     0.00
Total Interest Due                               2,595,000.00              185,000.00           188,671.88             2,968,671.88
Investor Default Amount                          2,133,941.58              148,019.07           185,023.84             2,466,984.49
Investor Monthly Fees Due                          720,833.33               50,000.00            62,500.00               833,333.33
Investor Additional Amounts Due
Total Due                                        5,449,774.91              383,019.07           436,195.71             6,268,989.69

Reallocated Investor Finance Charge Collections                                                                        9,626,923.42
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   9.9124%


                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                     Total
--------------------------------------------          -------                 -------           ----------                    -----

Beginning Certificates Balance                 432,500,000.00           30,000,000.00        37,500,000.00           500,000,000.00
Interest Distributions                           2,595,000.00              185,000.00           188,671.88             2,968,671.88
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                     0.00
Principal Distributions                                  0.00                    0.00                 0.00                     0.00
Total Distributions                              2,595,000.00              185,000.00           188,671.88             2,968,671.88
Ending Certificates Balance                    432,500,000.00           30,000,000.00        37,500,000.00           500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $6.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                               $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


     H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $188,671.87

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $188,671.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                          $8,327,288.75

          a.   Class A Monthly Interest:                    $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):  $2,133,941.58
          e.   Excess Spread:                               $3,598,347.17

     2.   Class B Available Funds:                            $577,615.40

          a.   Class B Monthly Interest:                      $185,000.00
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                                 $392,615.40

     3.   Collateral Available Funds:                         $722,019.26

          a.   Excess Spread:                                 $722,019.26

     4.   Total Excess Spread:                              $4,712,981.83


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 2000-1 Allocable Principal
          Collections:                                     $71,659,215.73

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                     $62,156,038.86

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                             $62,156,038.86

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $2,466,984.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                          $64,623,023.35


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $37,500,000.00

     2.   Required Collateral Invested Amount              $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:         $64,623,023.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                    $4,712,981.83
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $148,019.07
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $188,671.88
     9.   Applied to unpaid Monthly Servicing Fee:            $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $185,023.84
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $3,357,933.72


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             9.9124%
          b.   Prior Monthly Period                               9.3081%
          c.   Second Prior Monthly Period                        8.8216%

     2.   Three Month Average Base Rate                           9.3473%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                       16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




II. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series            Total  Investor          Transferors
A. Investor/Transferor Allocations                Allocations            Interest                Interest
----------------------------------                -----------         ---------------          -----------

Beginning Invested /Transferor Amount          576,446,126.92          500,000,000.00        76,446,126.92
Beginning Adjusted Invested Amount                        N/A          500,000,000.00                  N/A
Floating Allocation Percentage                            N/A                86.7384%             13.2616%
Principal Allocation Percentage                           N/A                86.7384%             13.2616%
Collections of Finance Chg. Receivables         11,098,805.43            9,626,923.42         1,471,882.02
Collections of Principal Receivables            71,659,215.73           62,156,038.86         9,503,176.87
Defaulted Amount                                 2,844,167.30            2,466,984.49           377,182.82

Ending Invested / Transferor Amounts           567,487,534.45          500,000,000.00        67,487,534.45


                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                     Total
--------------------------------------                -------                 -------           ----------                    -----

Principal Funding Account                                0.00                    0.00                 0.00                     0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                     0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                     0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                     0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                     0.00

Coupon  February 15, 2001 to March 14, 2001            5.7337%                5.9187%              6.4688%
Monthly Interest Due                             1,839,578.13              184,138.89           238,984.38             2,262,701.39
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                     0.00
Additional Interest Due                                  0.00                    0.00                 0.00                     0.00
Total Interest Due                               1,839,578.13              184,138.89           238,984.38             2,262,701.39
Investor Default Amount                          2,035,262.20              197,358.76           234,363.53             2,466,984.49
Investor Monthly Fees Due                          687,500.00               66,666.67            79,166.67               833,333.33
Investor Additional Amounts Due
Total Due                                        4,562,340.33              448,164.31           552,514.57             5,563,019.21

Reallocated Investor Finance Charge Collections                                                                        9,626,923.42
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   8.0718%


                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                     Total
--------------------------------------------          -------                 -------           ----------                    -----

Beginning Certificates Balance                 412,500,000.00           40,000,000.00        47,500,000.00           500,000,000.00
Interest Distributions                           1,839,578.13              184,138.89           238,984.38             2,262,701.39
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                     0.00
Principal Distributions                                  0.00                    0.00                 0.00                     0.00
Total Distributions                              1,839,578.13              184,138.89           238,984.38             2,262,701.39
Ending Certificates Balance                    412,500,000.00           40,000,000.00        47,500,000.00           500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $4.46

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $4.46

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $4.60

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $4.60

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                               $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $238,984.37

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $238,984.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                          $7,942,211.82

          a.   Class A Monthly Interest:                    $1,839,578.13
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):  $2,035,262.20
          e.   Excess Spread:                               $4,067,371.49

     2.   Class B Available Funds:                            $770,153.87

          a.   Class B Monthly Interest:                      $184,138.89
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                                 $586,014.98

     3.   Collateral Available Funds:                         $914,557.72

          a.   Excess Spread:                                 $914,557.72

     4.   Total Excess Spread:                              $5,567,944.20


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 2000-2 Allocable Principal
          Collections:                                     $71,659,215.73

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                     $62,156,038.86

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                             $62,156,038.86

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $2,466,984.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                          $64,623,023.35


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $47,500,000.00

     2.   Required Collateral Invested Amount              $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:         $64,623,023.35

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                    $5,567,944.20
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $197,358.76
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $238,984.38
     9.   Applied to unpaid Monthly Servicing Fee:            $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $234,363.53
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $4,063,904.21


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             8.0718%
          b.   Prior Monthly Period                               8.2432%
          c.   Second Prior Monthly Period                        8.9573%

     2.   Three Month Average Base Rate                           8.4241%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                       16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




II. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                   Series             Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations             Interest              Interest
----------------------------------                -----------         ---------------         ------------

Beginning Invested /Transferor Amount        1,152,892,253.83        1,000,000,000.00       152,892,253.83
Beginning Adjusted Invested Amount                        N/A        1,000,000,000.00                  N/A
Floating Allocation Percentage                            N/A                86.7384%             13.2616%
Principal Allocation Percentage                           N/A                86.7384%             13.2616%
Collections of Finance Chg. Receivables         22,197,610.87           19,253,846.83         2,943,764.04
Collections of Principal Receivables           143,318,431.46          124,312,077.72        19,006,353.74
Defaulted Amount                                 5,688,334.61            4,933,968.97           754,365.64

Ending Invested / Transferor Amounts         1,134,975,068.90        1,000,000,000.00       134,975,068.90


                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A                 Class B            Interest                     Total
--------------------------------------                -------                 -------           ----------                    -----

Principal Funding Account                                0.00                    0.00                 0.00                     0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                 0.00                     0.00
Reserve Draw Amount                                      0.00                    0.00                 0.00                     0.00
Available Reserve Account Amount                         0.00                    0.00                 0.00                     0.00
Reserve Account Surplus                                  0.00                    0.00                 0.00                     0.00

Coupon  February 15, 2001 to March 14, 2001           5.7287%                 5.9187%             6.3687%
Monthly Interest Due                             3,675,947.92              368,277.78           470,579.86             4,514,805.56
Outstanding Monthly Interest Due                         0.00                    0.00                 0.00                     0.00
Additional Interest Due                                  0.00                    0.00                 0.00                     0.00
Total Interest Due                               3,675,947.92              368,277.78           470,579.86             4,514,805.56
Investor Default Amount                          4,070,524.40              394,717.52           468,727.05             4,933,968.97
Investor Monthly Fees Due                        1,375,000.00              133,333.33           158,333.33             1,666,666.67
Investor Additional Amounts Due
Total Due                                        9,121,472.32              896,328.63         1,097,640.25            11,115,441.19

Reallocated Investor Finance Charge Collections                                                                       19,253,846.83
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   8.0580%


                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                 Class B            Interest                     Total
--------------------------------------------          -------                 -------           ----------                    ------

Beginning Certificates Balance                 825,000,000.00           80,000,000.00        95,000,000.00         1,000,000,000.00
Interest Distributions                           3,675,947.92              368,277.78           470,579.86             4,514,805.56
Principal Deposits - Prin. Funding Account               0.00                    0.00                 0.00                     0.00
Principal Distributions                                  0.00                    0.00                 0.00                     0.00
Total Distributions                              3,675,947.92              368,277.78           470,579.86             4,514,805.56
Ending Certificates Balance                    825,000,000.00           80,000,000.00        95,000,000.00         1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $4.46

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $4.46

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $4.60

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $4.60

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
     Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $470,579.86

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $470,579.86

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                         $15,884,423.64

          a.   Class A Monthly Interest:                    $3,675,947.92
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):  $4,070,524.40
          e.   Excess Spread:                               $8,137,951.32

     2.   Class B Available Funds:                          $1,540,307.75

          a.   Class B Monthly Interest:                      $368,277.78
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                               $1,172,029.97

     3.   Collateral Available Funds:                       $1,829,115.45

          a.   Excess Spread:                               $1,829,115.45

     4.   Total Excess Spread:                            $11,139,096.73


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 2000-3 Allocable Principal
          Collections:                                    $143,318,431.46

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                    $124,312,077.72

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                            $124,312,077.72

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $4,933,968.97

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                         $129,246,046.69


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $95,000,000.00

     2.   Required Collateral Invested Amount              $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:        $129,246,046.69

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                   $11,139,096.73
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $394,717.52
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $470,579.86
     9.   Applied to unpaid Monthly Servicing Fee:          $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $468,727.05
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $8,138,405.64


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             8.0580%
          b.   Prior Monthly Period                               8.2294%
          c.   Second Prior Monthly Period                        8.9435%

     2.   Three Month Average Base Rate                           8.4103%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                       16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




XIV. Series 2000-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                     Series           Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations            Interest              Interest
----------------------------------                -----------         ---------------         -----------

Beginning Invested /Transferor Amount        1,397,446,064.50        1,212,122,000.00      185,324,064.50
Beginning Adjusted Invested Amount                        N/A        1,212,122,000.00                 N/A
Floating Allocation Percentage                            N/A                86.7384%            13.2616%
Principal Allocation Percentage                           N/A                86.7384%            13.2616%
Collections of Finance Chg. Receivables         26,906,212.48           23,338,011.33        3,568,201.15
Collections of Principal Receivables           173,719,423.78          150,681,404.27       23,038,019.51
Defaulted Amount                                 6,894,955.52            5,980,572.34          914,383.18

Ending Invested / Transferor Amounts         1,375,728,250.47        1,212,122,000.00      163,606,250.47


                                                                                               Collateral
B. Monthly Period Funding Requirements                Class A                 Class B           Interest                      Total
--------------------------------------                -------                 -------           ---------                     -----

Principal Funding Account                                0.00                    0.00                0.00                      0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                0.00                      0.00
Reserve Draw Amount                                      0.00                    0.00                0.00                      0.00
Available Reserve Account Amount                         0.00                    0.00                0.00                      0.00
Reserve Account Surplus                                  0.00                    0.00                0.00                      0.00

Coupon  February 15, 2001 to March 14, 2001           6.7050%                 6.9300%             6.4187%
Monthly Interest Due                             5,215,000.00              522,668.30          574,880.37              6,312,548.67
Outstanding Monthly Interest Due                         0.00                    0.00                0.00                      0.00
Additional Interest Due                                  0.00                    0.00                0.00                      0.00
Total Interest Due                               5,215,000.00              522,668.30          574,880.37              6,312,548.67
Investor Default Amount                          4,933,968.97              478,446.97          568,156.40              5,980,572.34
Investor Monthly Fees Due                        1,666,666.67              161,616.67          191,920.00              2,020,203.33
Investor Additional Amounts Due
Total Due                                       11,815,635.64            1,162,731.94       $1,334,956.76             14,313,324.34

Reallocated Investor Finance Charge Collections                                                                       23,338,011.33
Interest and Principal Funding Investment Proceeds                                                                        53,883.68
Series Adjusted Portfolio Yield                                                                                            17.4766%
Base Rate                                                                                                                   8.9614%


                                                                                               Collateral
C. Certificates - Balances and Distributions          Class A                 Class B           Interest                      Total
--------------------------------------------          -------                 -------          ----------                     -----

Beginning Certificates Balance               1,000,000,000.00           96,970,000.00      115,152,000.00          1,212,122,000.00
Interest Distributions                           5,215,000.00              522,668.30         $574,880.37              6,312,548.67
Interest Deposits - Interest Funding Account    (5,215,000.00)            (522,668.30)               0.00             (5,737,668.30)
Interest Funding Account Distributions          16,762,500.00            1,680,005.25                0.00             18,442,505.25
Principal Deposits - Prin. Funding Account               0.00                    0.00                0.00                      0.00
Principal Distributions                                  0.00                    0.00                0.00                      0.00
Total Distributions                             16,762,500.00            1,680,005.25         $574,880.37             19,017,385.62
Ending Interest Funding Account Balance                  0.00                    0.00                0.00                      0.00
Ending Certificates Balance                  1,000,000,000.00           96,970,000.00      115,152,000.00          1,212,122,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $5.21

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $5.21

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $5.39

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $5.39

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                               $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $574,880.37

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $574,880.37

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.Class A Available Funds
       (Includes Int. Income from IFA):                    $19,307,730.51

          a.   Class A Monthly Interest:                    $5,215,000.00
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):  $4,933,968.97
          e.   Excess Spread:                               $9,158,761.54

     2.   Class B Available Funds:                          $1,867,045.53

          a.   Class B Monthly Interest:                      $522,668.30
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                               $1,344,377.23

     3.   Collateral Available Funds:                       $2,217,118.97

          a.   Excess Spread:                               $2,217,118.97

     4.   Total Excess Spread:                             $12,720,257.74


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 2000-4 Allocable Principal
          Collections:                                    $173,719,423.78

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                    $150,681,404.27

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                            $150,681,404.27

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $5,980,572.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                         $156,661,976.61


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                      $115,152,000.00

     2.   Required Collateral Invested Amount             $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:        $156,661,976.61

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                   $12,720,257.74
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $478,446.97
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $574,880.37
     9.   Applied to unpaid Monthly Servicing Fee:          $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $568,156.40
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $9,078,570.67


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                              8.9614%
          b.   Prior Monthly Period                               8.8466%
          c.   Second Prior Monthly Period                        8.7998%

     2.   Three Month Average Base Rate                           8.8693%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4766%
          b.   Prior Monthly Period                              16.4641%
          c.   Second Prior Monthly Period                       16.5129%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.8179%




II. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series            Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations            Interest              Interest
----------------------------------                -----------         ---------------         -----------

Beginning Invested /Transferor Amount          908,338,443.16          787,878,000.00      120,460,443.16
Beginning Adjusted Invested Amount                        N/A          787,878,000.00                 N/A
Floating Allocation Percentage                            N/A                86.7384%            13.2616%
Principal Allocation Percentage                           N/A                86.7384%            13.2616%
Collections of Finance Chg. Receivables         17,489,009.25           15,169,682.33        2,319,326.92
Collections of Principal Receivables           112,917,439.14           97,942,751.17       14,974,687.97
Defaulted Amount                                 4,481,713.69            3,887,365.61          594,348.09

Ending Invested / Transferor Amounts           894,221,887.34          787,878,000.00      106,343,887.34


                                                                                               Collateral
B. Monthly Period Funding Requirements                Class A                 Class B           Interest                      Total
--------------------------------------                -------                 -------          ----------                     -----

Principal Funding Account                                0.00                    0.00                0.00                      0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                0.00                      0.00
Reserve Draw Amount                                      0.00                    0.00                0.00                      0.00
Available Reserve Account Amount                         0.00                    0.00                0.00                      0.00
Reserve Account Surplus                                  0.00                    0.00                0.00                      0.00

Coupon  February 15, 2001 to March 14, 2001           5.7087%                 5.9487%             6.4187%
Monthly Interest Due                             2,886,090.28              291,627.55          373,668.24              3,551,386.08
Outstanding Monthly Interest Due                         0.00                    0.00                0.00                      0.00
Additional Interest Due                                  0.00                    0.00                0.00                      0.00
Total Interest Due                               2,886,090.28              291,627.55          373,668.24              3,551,386.08
Investor Default Amount                          3,207,079.83              310,988.06          369,297.71              3,887,365.61
Investor Monthly Fees Due                        1,083,333.33              105,050.00          124,746.67              1,313,130.00
Investor Additional Amounts Due
Total Due                                        7,176,503.44              707,665.62          867,712.62              8,751,881.68

Reallocated Investor Finance Charge Collections                                                                       15,169,682.33
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   8.0485%


                                                                                               Collateral
C. Certificates - Balances and Distributions          Class A                 Class B           Interest                      Total
--------------------------------------------          -------                 -------          ----------                     -----

Beginning Certificates Balance                 650,000,000.00           63,030,000.00       74,848,000.00            787,878,000.00
Interest Distributions                           2,886,090.28              291,627.55          373,668.24              3,551,386.08
Principal Deposits - Prin. Funding Account               0.00                    0.00                0.00                      0.00
Principal Distributions                                  0.00                    0.00                0.00                      0.00
Total Distributions                              2,886,090.28              291,627.55          373,668.24              3,551,386.08
Ending Certificates Balance                    650,000,000.00           63,030,000.00       74,848,000.00            787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $3.50

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $3.50

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $3.65

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $3.65

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                               $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $373,668.24

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $373,668.24

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                         $12,515,000.44

          a.   Class A Monthly Interest:                    $2,886,090.28
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):  $3,207,079.83
          e.   Excess Spread:                               $6,421,830.33

     2.   Class B Available Funds:                          $1,213,569.97

          a.   Class B Monthly Interest:                      $291,627.55
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                                 $921,942.41

     3.   Collateral Available Funds:                       $1,441,111.93

          a.   Excess Spread:                               $1,441,111.93

     4.   Total Excess Spread:                               8,784,884.67

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 2000-5 Allocable Principal
          Collections:                                    $112,917,439.14

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                     $97,942,751.17

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                             $97,942,751.17

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $3,887,365.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                         $101,830,116.77


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $95,000,000.00

     2.   Required Collateral Invested Amount              $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:       ($20,152,000.00)

     4.   Treated as Shared Principal Collections:        $101,830,116.77

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                    $8,784,884.67
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $310,988.06
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $373,668.24
     9.   Applied to unpaid Monthly Servicing Fee:          $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $369,297.71
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $6,417,800.65


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             8.0485%
          b.   Prior Monthly Period                               8.2199%
          c.   Second Prior Monthly Period                        8.9340%

     2.   Three Month Average Base Rate                           8.4008%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                              16.4307%
          c.   Second Prior Monthly Period                       16.5097%

     4.   Three Month Average Series Adjusted Portfolio Yield    16.7876%




II. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                     Series           Total  Investor         Transferors
A. Investor/Transferor Allocations                Allocations            Interest              Interest
----------------------------------                -----------         ---------------         -----------

Beginning Invested /Transferor Amount          864,669,190.37          750,000,000.00      114,669,190.37
Beginning Adjusted Invested Amount                        N/A          750,000,000.00                 N/A
Floating Allocation Percentage                            N/A                86.7384%            13.2616%
Principal Allocation Percentage                           N/A                86.7384%            13.2616%
Collections of Finance Chg. Receivables         16,648,208.15           14,440,385.12        2,207,823.03
Collections of Principal Receivables           107,488,823.59           93,234,058.29       14,254,765.31
Defaulted Amount                                 4,266,250.96            3,700,476.73          565,774.23

Ending Invested / Transferor Amounts           851,231,301.68          750,000,000.00      101,231,301.68


                                                                                               Collateral
B. Monthly Period Funding Requirements                Class A                 Class B           Interest                       Total
--------------------------------------                -------                 -------          ----------                      -----

Principal Funding Account                                0.00                    0.00                0.00                      0.00
Investment Proceeds for Monthly Period                   0.00                    0.00                0.00                      0.00
Reserve Draw Amount                                      0.00                    0.00                0.00                      0.00
Available Reserve Account Amount                         0.00                    0.00                0.00                      0.00
Reserve Account Surplus                                  0.00                    0.00                0.00                      0.00

Coupon  February 15, 2001 to March 14, 2001           5.7012%                 5.9813%             6.5113%
Monthly Interest Due                             1,959,804.69              199,375.00          257,736.98              2,416,916.67
Outstanding Monthly Interest Due                         0.00                    0.00                0.00                      0.00
Additional Interest Due                                  0.00                    0.00                0.00                      0.00
Total Interest Due                               1,959,804.69              199,375.00          257,736.98              2,416,916.67
Investor Default Amount                          3,052,893.30              296,038.14          351,545.29              3,700,476.73
Investor Monthly Fees Due                        1,031,250.00              100,000.00          118,750.00              1,250,000.00
Investor Additional Amounts Due
Total Due                                        6,043,947.99              595,413.14          728,032.27              7,367,393.40

Reallocated Investor Finance Charge Collections                                                                       14,440,385.12
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            17.4225%
Base Rate                                                                                                                   8.9228%


                                                                                               Collateral
C. Certificates - Balances and Distributions          Class A                 Class B           Interest                      Total
--------------------------------------------          -------                 -------          ----------                     -----

Beginning Certificates Balance                 618,750,000.00           60,000,000.00       71,250,000.00            750,000,000.00
Interest Distributions (Accrued this pay period) 1,959,804.69              199,375.00          257,736.98              2,416,916.67
Interest Distributions (Paid this pay period)            0.00                    0.00                0.00                      0.00
Principal Deposits - Prin. Funding Account               0.00                    0.00                0.00                      0.00
Principal Distributions                                  0.00                    0.00                0.00                      0.00
Total Distributions (Accrued this pay period)    1,959,804.69              199,375.00          257,736.98              2,416,916.67
Total Distributions (Paid this pay period)               0.00                    0.00                0.00                      0.00
Ending Certificates Balance                    618,750,000.00           60,000,000.00       71,250,000.00            750,000,000.00







D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                          $3.17

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                      $3.17

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                          $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                              $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                             $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:             $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                         $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                             $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                    $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                     $3.32

     2.   Amount of the distribution in
          respect of class B monthly interest:                      $3.32

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                 $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                   $0.00

     5.   Amount of the distribution in
          respect of class B principal:                             $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
     Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                             $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                          $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                     $0.00


     H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $257,736.98

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                   $257,736.98

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                      $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                        $0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                 $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                          $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                         $11,913,317.73

          a.   Class A Monthly Interest:                    $1,959,804.69
          b.   Class A Outstanding Monthly Interest:                $0.00
          c.   Class A Additional Interest:                         $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):  $3,052,893.30
          e.   Excess Spread:                               $6,900,619.74

     2.   Class B Available Funds:                          $1,155,230.81

          a.   Class B Monthly Interest:                      $199,375.00
          b.   Class B Outstanding Monthly Interest:                $0.00
          c.   Class B Additional Interest:                         $0.00
          d.   Excess Spread:                                 $955,855.81

     3.   Collateral Available Funds:                       $1,371,836.59

          a.   Excess Spread:                               $1,371,836.59

     4.   Total Excess Spread:                              $9,228,312.13


K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                       86.7384%

     2.   Series 2001-1 Allocable Principal
          Collections:                                    $107,488,823.59

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                     $93,234,058.29

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                     $0.00

     5.   Item 3 minus item 4:                             $93,234,058.29

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                          N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                      $3,700,476.73

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                          $96,934,535.02


L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                       $71,250,000.00

     2.   Required Collateral Invested Amount              $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                 $0.00

     4.   Treated as Shared Principal Collections:         $96,934,535.02

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                  N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   N/A

     3.   Principal Distribution:                                     N/A

     4.   Treated as Shared Principal Collections:                    N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                    $9,228,312.13
     2.   Excess Finance Charge Collections:                        $0.00
     3.   Applied to fund Class A Required Amount:                  $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                       $0.00
     5.   Applied to fund Class B overdue Interest:                 $0.00
     6.   Applied to fund Class B Required Amount:            $296,038.14
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:               $0.00
     8.   Applied to Collateral Monthly Interest:             $257,736.98
     9.   Applied to unpaid Monthly Servicing Fee:          $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                    $351,545.29
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:               $0.00
     12.  Deposited to Reserve Account:                             $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                               $0.00
     l4.  Balance:                                          $7,072,991.73


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                             8.9228%
          b.   Prior Monthly Period                                   N/A
          c.   Second Prior Monthly Period                            N/A

     2.   Three Month Average Base Rate                               N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                            17.4225%
          b.   Prior Monthly Period                                   N/A
          c.   Second Prior Monthly Period                            N/A

     4.   Three Month Average Series Adjusted Portfolio Yield         N/A